Exhibit 10.1

IDEANOMICS, INC.

AMENDMENT NO. 9 TO

CONVERTIBLE PROMISSORY NOTE

This AMENDMENT NO. 9 TO CONVERTIBLE PROMISSORY NOTE (the “Amendment”), effective as of May 9, 2020 (the “Effective Date”), is by and among IDEANOMICS, INC., a Nevada corporation (the “Company”), and SHANE MCMAHON (the “Payee”).

WHEREAS, the Company and the Payee are parties to that certain Convertible Promissory Note of the Company, dated as of May 10, 2012, as amended as of May 18, 2012, as of October 19, 2012, as of May 10, 2013, as of January 31,2014, as of December 30, 2014, as of December 31, 2016, as of November 9, 2017 and as of May 7, 2019 in principal amount of $3,000,000.00 (the “Note”); and

WHEREAS, the Company and the Payee desire to amend the Note as provided herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Effective as of the Effective Date, Section 2(a) of the Note shall be deleted in its entirety and, in lieu thereof, the following new Section 2(a) is inserted:

Payments. Unless earlier converted into Common Stock at a conversion price of $1.50 per share, the Principal Amount and all accrued interest on this Note shall be due and payable to Payee by wire transfer of immediately available Funds upon written demand by the Payee at any time following the date hereof through December 31, 2022 (the “Maturity Date”)

2.	Except as expressly amended by this Amendment, the terms and conditions of the Note are hereby confirmed and shall remain in full force and effect without impairment or modification.

3.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction)

that would cause the application of the laws of any jurisdiction other than the State of New York.

4.

This Amendment may be executed electronically via email or facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

IDEANOMICS, INC.

By:
Name: Alf Poor
Title: Chief Executive Officer

[Signature Page to Shane McMahon Promissory Note Amendment]

SHANE MCMAHON

Shane McMahon

[Signature Page to Shane McMahon Promissory Note Amendment]